Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of China Properties Developments, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2006, as filed with the Securities and Exchange Commission (the “Report”), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned’s knowledge, that:

            (1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 21, 2006                                    By:       /s/ Ping’an Wu
                                                                                     Ping’an Wu, Chief Executive Officer
                                                                                     (Principal Executive Officer)

Dated:  August 21, 2006                                    By:       /s/ Shuo (Steven) Lou
                                                                                     Shuo (Steven) Lou, Chief Financial Officer,
                                                                                     Chief Accounting Officer and Executive VP
                                                                                     (Principal Financial Officer)